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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) February 25, 2004


                        ALLIED HEALTHCARE PRODUCTS, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                          0-19266                25-1370721
        --------                          -------                ----------
     (State or Other              (Commission File Number)   (I.R.S. Employer
Jurisdiction of Incorporation)                                Identification
                                                                   Number)



                 1720 Sublette Avenue, St. Louis, Missouri 63110
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          (Address, Including Zip Code, of Principal Executive Offices



                                  314-771-2400
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              (Registrant's Telephone Number, Including Area Code)



        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5 - Other Events and Required FD Disclosure.

On February 25, 2004, Allied Healthcare Products Inc. announced that Judy T. Graves had been elected to its board of directors expanding the size of the board to six members.

     Ms. Graves currently is Assistant Director for Administrative Services and Controller to the Board of Commissioners of the Saint Louis Art Museum, responsible for Museum building operations, retail sales, information technology, human resources and finance. Prior to assuming expanded responsibilities, Graves had been the Museum's Director of Finance and Controller to the Board of Commissioners since 1984.

     A copy of the Press Release making the announcement is attached as an exhibit.

Item 7 - Financial Statements and Exhibits.

         (A)      Not Applicable

         (B)      Not Applicable

         (C)      Exhibits
                  Exhibit 99.1 - Press Release dated February 25, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Allied Healthcare Products, Inc.

                                              By:  /s/ Daniel C. Dunn

                                              Name: Daniel C. Dunn
                                              Its:  Chief Financial Officer



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